Exhibit 99.1

P.F.CHANG’S EARNS $0.32 PER SHARE

SCOTTSDALE, Arizona, July 21, 2004 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $8.5 million for the second quarter ended June 27, 2004 compared to $6.6 million in the second quarter of the prior year. Earnings per share for the second quarter increased to $0.32 from $0.25 in the second quarter of the prior year, after giving effect to a prior year restatement (see our SEC filings for a complete discussion).

(000 except per share data)	2Q04	1Q04	2Q03
Revenues	$175,336	$169,793	$136,605
Net Income (before one-time charges)	$8,505	$7,026	$6,587
Diluted Earnings Per Share (before one-time charges)	$0.32	$0.27	$0.25
Legal settlement costs (net of tax)	$—	$514	$—
One-time partner investment expense (net of tax)	$—	$7,074	$—
Net Income (Loss)	$8,505	$(562)	$6,587
Net Income (Loss) Per Share	$0.32	$(0.02)	$0.25
Shares Used in EPS calculation	26,475	25,559	26,228

2004 Expectations

The company anticipates opening 18 new Bistro units (eight of which are already open) and 20 new Pei Wei units (twelve of which are already open) in 2004. Based on this development schedule, and assuming growth at existing Bistros of roughly 2-3% (which includes an approximately 1% menu price increase implemented in April 2004), the company expects consolidated revenues of approximately $727.5 million in 2004, a 30% increase over fiscal 2003. Net income is anticipated to be approximately $33.8 million, which equates to earnings per share of $1.27, before giving effect to one-time charges of $7.6 million (net of tax) incurred in the first quarter, with which, net income and earnings per share would be approximately $26.3 million and $0.99, respectively. The company believes that net income and earnings per share excluding the one-time charges is more reflective of the company’s operating performance, as well as being more indicative of future performance.

The company will have one additional week in fiscal 2004 (a 53-week year versus the typical 52-week year) which is reflected in the full-year estimates noted above. The company will report its third quarter 2004 revenue results on September 29, 2004 and its third quarter earnings results on October 20, 2004.

2005 Expectations

The company anticipates opening 16 to 18 new Bistro units and 26 to 28 new Pei Wei units in 2005. Based on this development schedule, and modest revenue growth from existing stores of 1% to 2%, the company expects revenue and earnings growth of approximately 20% over fiscal 2004 (fiscal 2004 includes the aforementioned additional week).

The company is hosting a conference call today at 1:00 pm ET. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine with attentive service and a high-energy, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable store sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites, open new restaurants and operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
	Jun 27	Mar 28	Jun 29
	2004	2004	2003
			(Restated)

Revenues	$175,336	$169,793	$136,605
Cost of sales	47,866	46,860	37,207
Labor	56,484	54,631	42,776
Partner bonus expense	409	377	347
Operating	29,446	28,354	22,772
Occupancy	9,603	9,066	7,617

Restaurant operating profit	31,528	30,505	25,886
General & administrative	8,313	8,728	7,345
Depreciation & amortization	6,213	5,802	4,663
Preopening expenses	1,339	2,312	1,176
Partner investment expense	910	13,471	903

Income from operations	14,753	192	11,799
Interest income and other income	56	91	120
Minority interest	(2,393)	(2,280)	(1,993)

Income (loss) before (provision) benefit for income taxes	12,416	(1,997)	9,926
(Provision) benefit for income taxes	(3,911)	1,435	(3,339)

Net income (loss)	$8,505	$(562)	$6,587

Basic net income (loss) per share	$0.33	$(0.02)	$0.26
Diluted net income (loss) per share	$0.32	$(0.02)	$0.25
Shares used in calculation of basic EPS	25,605	25,559	25,338
Shares used in calculation of diluted EPS	26,475	25,559	26,228

	Percentage of Revenues
	Jun 27	Mar 28	Jun 29
	2004	2004	2003
			(Restated)

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.6%	27.2%
Labor	32.2%	32.2%	31.3%
Partner bonus expense	0.2%	0.2%	0.3%
Operating	16.8%	16.7%	16.7%
Occupancy	5.5%	5.3%	5.6%

Restaurant operating profit	18.0%	18.0%	18.9%
General & administrative	4.7%	5.1%	5.4%
Depreciation & amortization	3.5%	3.4%	3.4%
Preopening expenses	0.8%	1.4%	0.9%
Partner investment expense	0.5%	7.9%	0.7%

Income from operations	8.4%	0.2%	8.6%
Interest income and other income	0.0%	0.1%	0.1%
Minority interest	-1.4%	-1.3%	-1.5%

Income (loss) before (provision) benefit for income taxes	7.1%	-1.1%	7.3%
(Provision) benefit for income taxes	-2.2%	0.8%	-2.4%

Net income (loss)	4.9%	-0.3%	4.8%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended	26 Weeks Ended
	Jun 27	Jun 29
	2004	2003
		(Restated)

Revenues	$345,129	$268,200
Cost of sales	94,725	72,456
Labor	111,116	84,444
Partner bonus expense	786	712
Operating	57,800	44,380
Occupancy	18,669	15,036

Restaurant operating profit	62,033	51,172
General & administrative	17,042	14,127
Depreciation & amortization	12,015	8,925
Preopening expenses	3,651	3,160
Partner investment expense	14,381	1,656

Income from operations	14,944	23,304
Interest income and other income	147	239
Minority interest	(4,673)	(3,968)

Income before provision for income taxes	10,418	19,575
Provision for income taxes	(2,476)	(6,590)

Net income	$7,942	$12,985

Basic net income per share	$0.31	$0.51
Diluted net income per share	$0.30	$0.50
Shares used in calculation of basic EPS	25,582	25,237
Shares used in calculation of diluted EPS	26,462	26,133

	Jun 27	Jun 29
	2004	2003
		(Restated)

Revenues	100.0%	100.0%
Cost of sales	27.4%	27.0%
Labor	32.2%	31.5%
Partner bonus expense	0.2%	0.3%
Operating	16.7%	16.5%
Occupancy	5.4%	5.6%

Restaurant operating profit	18.0%	19.1%
General & administrative	4.9%	5.3%
Depreciation & amortization	3.5%	3.3%
Preopening expenses	1.1%	1.2%
Partner investment expense	4.2%	0.6%

Income from operations	4.3%	8.7%
Interest income and other income	0.0%	0.1%
Minority interest	-1.4%	-1.5%

Income before provision for income taxes	3.0%	7.3%
Provision for income taxes	-0.7%	-2.5%

Net income	2.3%	4.8%

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended June 27, 2004
	Total	Bistro	Pei Wei
Revenues	$175,336	$152,518	$22,818
Cost of sales	47,866	41,398	6,468
Labor	56,484	49,061	7,423
Partner bonus expense	409	382	27
Operating	29,446	25,630	3,816
Occupancy	9,603	8,119	1,484

Restaurant operating profit	31,528	27,928	3,600
General & administrative	8,313	6,710	1,603
Depreciation & amortization	6,213	5,283	930
Preopening expenses	1,339	782	557
Partner investment expense	910	550	360

Income from operations	14,753	14,603	150
Interest income and other income	56	56	0
Minority interest	(2,393)	(2,182)	(211)

Income (loss) before provision for income taxes	12,416	12,477	(61)

Provision for income taxes	(3,911)

Net income	8,505

Basic net income per share	$0.33
Diluted net income per share	$0.32
Shares used in calculation of basic EPS	25,605
Shares used in calculation of diluted EPS	26,475

	Percentage of Revenues
	Total	Bistro	Pei Wei
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.1%	28.3%
Labor	32.2%	32.2%	32.5%
Partner bonus expense	0.2%	0.3%	0.1%
Operating	16.8%	16.8%	16.7%
Occupancy	5.5%	5.3%	6.5%

Restaurant operating profit	18.0%	18.3%	15.8%
General & administrative	4.7%	4.4%	7.0%
Depreciation & amortization	3.5%	3.5%	4.1%
Preopening expenses	0.8%	0.5%	2.4%
Partner investment expense	0.5%	0.4%	1.6%

Income from operations	8.4%	9.6%	0.7%
Interest income and other income	0.0%	0.0%	0.0%
Minority interest	-1.4%	-1.4%	-0.9%

Income (loss) before provision for income taxes	7.1%	8.2%	-0.3%

Provision for income taxes	-2.2%

Net income	4.9%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended June 27, 2004
	Total	Bistro	Pei Wei
Revenues	$345,129	$302,641	$42,488
Cost of sales	94,725	82,629	12,096
Labor	111,116	97,313	13,803
Partner bonus expense	786	731	55
Operating	57,800	50,791	7,009
Occupancy	18,669	15,912	2,757

Restaurant operating profit	62,033	55,265	6,768
General & administrative	17,042	14,009	3,033
Depreciation & amortization	12,015	10,323	1,692
Preopening expenses	3,651	2,518	1,133
Partner investment expense	14,381	12,325	2,056

Income (loss) from operations	14,944	16,090	(1,146)
Interest income and other income	147	147	0
Minority interest	(4,758)	(4,272)	(401)

Income (loss) before provision for income taxes	10,418	11,965	(1,547)

Provision for income taxes	(2,476)

Net income	$7,942

Basic net income per share	$0.31
Diluted net income per share	$0.30
Shares used in calculation of basic EPS	25,582
Shares used in calculation of diluted EPS	26,462

	Percentage of Revenues
	Total	Bistro	Pei Wei
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.4%	27.3%	28.5%
Labor	32.2%	32.2%	32.5%
Partner bonus expense	0.2%	0.2%	0.1%
Operating	16.7%	16.8%	16.5%
Occupancy	5.4%	5.3%	6.5%

Restaurant operating profit	18.0%	18.3%	15.9%
General & administrative	4.9%	4.6%	7.1%
Depreciation & amortization	3.5%	3.4%	4.0%
Preopening expenses	1.1%	0.8%	2.7%
Partner investment expense	4.2%	4.1%	4.8%

Income (loss) from operations	4.3%	5.3%	-2.7%
Interest income and other income	0.0%	0.0%	0.0%
Minority interest	-1.4%	-1.4%	-0.9%

Income (loss) before provision for income taxes	3.0%	4.0%	-3.6%

Provision for income taxes	-0.7%

Net income	2.3%

P.F. Chang’s China Bistro, Inc.

Development Schedule

	P. F. Chang's China Bistro
	1Q04	2Q04	3Q04	4Q04
Units opened	6	2
Units under construction			3	7
Units in development

Total new unit development	6	2	3	7
Existing units	97	103	105	108

Total units	103	105	108	115

	Pei Wei Asian Diner
	1Q04	2Q04	3Q04	4Q04
Units opened	5	6	1
Units under construction			4	2
Units in development				2

Total new unit development	5	6	5	4
Existing units	33	38	44	49

Total units	38	44	49	53

P.F. Chang’s China Bistro

Supplemental Sales Information

Year of Unit Opening (1)

	Pre-1998	1998	1999	2000	2001	2002	2003	2004	Total
Units	13	10	13	16	13	14	18	8	105
Sales (000)
1Q04	21,930	15,815	19,467	24,629	19,831	18,613	25,687	4,151	150,123
2Q04	21,590	15,521	19,510	24,498	19,170	17,940	24,999	9,290	152,518
2004	43,520	31,336	38,977	49,127	39,001	36,553	50,686	13,441	302,641
Average Weekly Sales (AWS)
1Q04	129,761	121,654	115,188	118,409	117,347	102,268	109,773	101,238	115,302
2Q04	127,753	119,392	115,446	117,777	113,429	98,574	106,835	97,784	112,477
2004	128,757	120,523	115,317	118,093	115,388	100,421	108,304	98,825	113,860
Year-Over-Year Change in AWS
1Q04	2.5%	0.4%	3.6%	6.0%	5.4%	3.5%	-23.8%	—	1.2%
2Q04	1.0%	-0.2%	2.5%	3.1%	3.2%	4.2%	-15.0%	—	-0.7%
2004	1.7%	0.1%	3.0%	4.5%	4.3%	3.9%	-17.8%	—	0.2%
Year-Over-Year Change Comp Store Sales (2)
Units	13	10	13	16	13	14	2	—	81
1Q04	2.5%	0.4%	3.6%	6.0%	5.4%	6.8%	—	—	4.0%
2Q04	1.0%	-0.2%	2.5%	3.1%	3.2%	4.8%	-13.7%	—	2.3%
2004	1.7%	0.1%	3.0%	4.5%	4.3%	5.5%	-13.7%	—	3.1%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)

	2000	2001	2002	2003	2004	Total
Units	1	4	11	17	11	44
Sales (000)
1Q04	888	2,356	6,040	9,130	1,256	19,670
2Q04	877	2,254	5,861	8,924	4,902	22,818
2004	1,765	4,610	11,901	18,054	6,158	42,488
Average Weekly Sales (AWS)
1Q04	68,328	45,318	42,236	41,311	41,862	42,855
2Q04	67,464	43,350	40,983	40,381	44,161	42,255
2004	67,896	44,334	41,610	40,846	43,672	42,531
Year-Over-Year Change in AWS
1Q04	2.3%	-1.4%	4.8%	-21.2%	—	-4.1%
2Q04	4.3%	0.6%	2.4%	-23.0%	—	-6.1%
2004	3.3%	-0.4%	3.6%	-22.1%	—	-5.2%
Year-Over-Year Change Comp Store Sales (2)
Units	1	4	11	3	—	19
1Q04	2.3%	-1.4%	4.2%	—	—	2.3%
2Q04	4.3%	0.6%	2.4%	-2.8%	—	1.8%
2004	3.3%	-0.4%	3.2%	-2.8%	—	2.1%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

P.F. Chang’s China Bistro, Inc.

2004 Forecast

	1Q04A			2Q04A			3Q04E			4Q04E			2004E
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,302	459	1,761	1,356	541	1,897	1,381	598	1,979	1,575	705	2,280	5,614	2,303	7,917
Average weekly sales (000)	115.3	42.9	96.4	112.5	42.2	92.4	111.5	40.7	90.1	111.1	41.2	89.5	112.5	41.6	91.9
Revenues (millions)	150.1	19.7	169.8	152.5	22.8	175.3	154.0	24.3	178.3	175.0	29.0	204.0	631.6	95.9	727.5
Restaurant operating profit	27.3	3.2	30.5	27.9	3.6	31.5	28.5	3.8	32.3	33.6	4.6	38.2	117.4	15.1	132.5
General & administrative	6.5	1.4	8.0	6.7	1.6	8.3	6.9	1.6	8.4	7.3	1.8	9.0	27.4	6.4	33.8
Depreciation & amortization	5.0	0.8	5.8	5.3	0.9	6.2	5.4	1.1	6.4	5.6	1.2	6.8	21.3	4.0	25.2
Preopening expenses	1.7	0.6	2.3	0.8	0.6	1.3	1.9	0.5	2.4	1.7	0.6	2.3	6.1	2.2	8.3
Partner investment expense	1.7	0.3	2.0	0.6	0.4	0.9	1.4	0.3	1.7	1.4	0.2	1.6	4.9	1.2	6.1
Other income	(0.1)	—	(0.1)	0.1	—	0.1	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.2)	—	(0.2)
Minority interest	2.1	0.2	2.3	2.2	0.2	2.4	2.3	0.2	2.5	2.5	0.3	2.8	9.1	0.9	10.0

Income (loss) before tax provision and special charges	10.3	(0.1)	10.3	12.5	(0.1)	12.4	10.9	0.1	11.0	15.3	0.5	15.8	49.0	0.5	49.5
Tax provision (before special charges)	3.3	(0.0)	3.2	3.9	(0.0)	3.9	3.4	0.0	3.5	4.8	0.2	5.0	15.4	0.2	15.6

Net income (before special charges)	7.1	(0.1)	7.0	8.6	(0.1)	8.5	7.4	0.1	7.5	10.5	0.4	10.8	33.6	0.3	33.8

FD shares	26.4	26.4	26.4	26.5	26.5	26.5	26.7	26.7	26.7	26.8	26.8	26.8	26.6	26.6	26.6
EPS (before special charges)	$0.27	$(0.00)	$0.27	0.32	0.00	0.32	0.28	0.00	0.28	0.39	0.01	0.40	1.26	0.01	1.27
Legal settlement (net of tax)	0.5	—	0.5	—	—	—	—	—	—	—	—	—	0.5	—	0.5
Prior year partner investment expense (net of tax)	6.2	0.9	7.1	—	—	—	—	—	—	—	—	—	6.2	0.9	7.1

Net income (loss) after special charges	0.4	(0.9)	(0.6)	8.6	(0.1)	8.5	7.4	0.1	7.5	10.5	0.4	10.8	26.8	(0.6)	26.3

EPS (after special charges)	$0.01	$(0.03)	$(0.02)	$0.32	$(0.00)	$0.32	$0.28	$0.00	$0.28	$0.39	$0.01	$0.40	$1.01	$(0.02)	$0.99
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	18.2%	16.1%	18.0%	18.3%	15.8%	18.0%	18.5%	15.5%	18.1%	19.2%	15.8%	18.7%	18.6%	15.8%	18.2%
General & administrative	4.4%	7.3%	4.7%	4.4%	7.0%	4.7%	4.5%	6.4%	4.7%	4.1%	6.2%	4.4%	4.3%	6.7%	4.6%
Depreciation & amortization	3.4%	3.9%	3.4%	3.5%	4.1%	3.5%	3.5%	4.4%	3.6%	3.2%	4.1%	3.3%	3.4%	4.1%	3.5%
Preopening expenses	1.2%	2.9%	1.4%	0.5%	2.4%	0.8%	1.2%	2.1%	1.3%	1.0%	1.9%	1.1%	1.0%	2.3%	1.1%
Partner investment expense	1.1%	1.5%	1.2%	0.4%	1.6%	0.5%	0.9%	1.2%	0.9%	0.8%	0.8%	0.8%	0.8%	1.2%	0.8%
Other income	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority interest	1.4%	1.0%	1.3%	1.4%	0.9%	1.4%	1.5%	0.9%	1.4%	1.4%	1.0%	1.4%	1.4%	0.9%	1.4%

Income (loss) before tax provision and special charges	6.9%	-0.4%	6.0%	8.2%	-0.3%	7.1%	7.1%	0.4%	6.1%	8.7%	1.9%	7.8%	7.8%	0.5%	6.8%
Tax provision (before special charges)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before special charges)	4.7%	-0.3%	4.1%	5.6%	-0.4%	4.8%	4.8%	0.3%	4.2%	6.0%	1.3%	5.3%	5.3%	0.3%	4.7%
Legal settlement (net of tax)	0.3%	0.0%	0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Prior year partner investment expense (net of tax)	4.1%	4.4%	4.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	0.9%	1.0%

Net income (loss) after special charges	0.2%	-4.7%	-0.3%	5.6%	-0.4%	4.8%	4.8%	0.3%	4.2%	6.0%	1.3%	5.3%	4.3%	-0.6%	3.6%

P.F. Chang’s China Bistro, Inc.

2004 Forecast vs 2003 Actual

	1Q03	1Q04A	Change	2Q03	2Q04A	Change	3Q03	3Q04E	Change	4Q03	4Q04E	Change	2003	2004E	Change
Store weeks	1,303	1,761	35.1%	1,375	1,897	38.0%	1,450	1,979	36.5%	1,620	2,280	40.7%	5,748	7,917	37.7%
Average weekly sales (000)	101.0	96.4	-4.5%	99.3	92.4	-7.0%	96.4	90.1	-6.5%	93.4	89.5	-4.2%	97.3	91.9	-5.6%
Revenues (millions)	131.6	169.8	29.0%	136.6	175.3	28.4%	139.7	178.3	27.6%	151.3	204.0	34.8%	559.2	727.5	30.1%
Restaurant operating profit	25.3	30.5		25.9	31.5		26.2	32.3		29.1	38.2		106.5	132.5
General & administrative	6.8	8.0		7.3	8.3		6.9	8.4		7.7	9.0		28.8	33.8
Depreciation & amortization	4.2	5.8		4.5	6.2		4.7	6.4		5.4	6.8		18.8	25.2
Preopening expenses	2.0	2.3		1.2	1.3		2.6	2.4		2.9	2.3		8.7	8.3
Partner investment expense	0.8	2.0		0.9	0.9		1.6	1.7		0.9	1.6		4.2	6.1
Other income	(0.0)	(0.1)		0.0	0.1		0.1	(0.1)		(0.1)	(0.1)		(0.0)	(0.2)
Minority interest	2.0	2.3		2.0	2.4		2.0	2.5		2.0	2.8		7.9	10.0

Income (loss) before tax provision and special charges	9.6	10.3		9.9	12.4		8.3	11.0		10.4	15.8		38.2	49.5
Tax provision (before special charges)	3.3	3.2		3.3	3.9		2.7	3.5		3.5	5.0		12.8	15.6

Net income (before special charges)	6.4	7.0	9.8%	6.6	8.5	29.0%	5.5	7.5	35.7%	6.9	10.8	58.0%	25.4	33.8	33.3%

FD shares	26.0	26.4		26.2	26.5		26.3	26.7		26.4	26.8		26.3	26.6
EPS (before special charges)	$0.25	$0.27	8.1%	$0.25	$0.32	27.8%	$0.21	$0.28	33.8%	$0.26	$0.40	55.6%	$0.97	$1.27	31.5%
Legal settlement (net of tax)	—	0.5		—	—		—	—		—	—		—	0.5
Prior year partner investment expense (net of tax)	—	7.1		—	—		—	—		—	—		—	7.1

Net income (loss) after special charges	—	(0.6)		—	8.5		—	7.5		—	10.8		—	26.3

EPS (after special charges)	$0.25	$(0.02)	-108.5%	$0.25	$0.32	27.8%	$0.21	$0.28	33.8%	$0.26	$0.40	55.6%	$0.97	$0.99	2.1%
Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.2%	18.0%		18.9%	18.0%		18.7%	18.1%		19.3%	18.7%		19.0%	18.2%
General & administrative	5.2%	4.7%		5.4%	4.7%		4.9%	4.7%		5.1%	4.4%		5.1%	4.6%
Depreciation & amortization	3.2%	3.4%		3.3%	3.5%		3.4%	3.6%		3.6%	3.3%		3.4%	3.5%
Preopening expenses	1.5%	1.4%		0.9%	0.8%		1.9%	1.3%		1.9%	1.1%		1.5%	1.1%
Partner investment expense	0.6%	1.2%		0.7%	0.5%		1.2%	0.9%		0.6%	0.8%		0.8%	0.8%
Other income	0.0%	-0.1%		0.0%	0.0%		0.0%	0.0%		-0.1%	0.0%		0.0%	0.0%
Minority interest	1.5%	1.3%		1.5%	1.4%		1.4%	1.4%		1.3%	1.4%		1.4%	1.4%

Income (loss) before tax provision and special charges	7.3%	6.0%		7.3%	7.1%		5.9%	6.1%		6.8%	7.8%		6.8%	6.8%
Tax provision (before special charges)	33.5%	31.5%		33.5%	31.5%		33.5%	31.5%		33.5%	31.5%		33.5%	31.5%

Net income (before special charges)	4.9%	4.1%		4.8%	4.8%		4.0%	4.2%		4.5%	5.3%		4.5%	4.7%
Legal settlement (net of tax)	0.0%	0.3%		0.0%	0.0%		0.0%	0.0%		0.0%	0.0%		0.0%	0.1%
Prior year partner investment expense (net of tax)	0.0%	4.2%		0.0%	0.0%		0.0%	0.0%		0.0%	0.0%		0.0%	1.0%

Net income (loss) after special charges	4.9%	-0.3%		4.8%	4.8%		4.0%	4.2%		4.5%	5.3%		4.5%	3.6%